SPDR® SERIES TRUST

SPDR Bloomberg Barclays Emerging Markets Local Bond ETF

(the “Fund”)

Supplement dated April 24, 2019

to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated October 31, 2018, as may be supplemented from time to time

Effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	The third paragraph of the section “The Fund’s Principal Investment Strategy” on page 110 of the Prospectus and page 2 of the Summary Prospectus is deleted and replaced with the following:

The Index is designed to measure the performance of the fixed-rate local currency sovereign debt of emerging market countries. The Index includes government bonds issued by investment grade and non-investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated B3/B-/B- or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Financial Services, LLC and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Bloomberg Barclays EM Local Currency Government Index, screened such that the following countries are included: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Poland, Romania, Russia, South Africa, South Korea, Thailand and Turkey. As of August 31, 2018, there were approximately 489 securities in the Index and the modified adjusted duration of securities in the Index was approximately 5.38 years.

2)	The “PORTFOLIO MANAGERS” section on page 113 of the Prospectus and page 5 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Abhishek Kumar, Peter Spano, Jonathan Camissar and Robert Golcher.

Abhishek Kumar is a Managing Director and the Sector Head for Emerging Markets Debt within the Fixed Income Beta Team at SSGA LTD. He joined SSGA LTD in 2010.

Peter Spano, CFA, is the EMEA Head of Portfolio Management, Fixed Income Beta at SSGA LTD. He joined SSGA LTD in 2007.

Jonathan Camissar is a Portfolio Manager in the Fixed Income Beta Team at SSGA LTD. He joined SSGA LTD in 2014.

Robert Golcher is a Portfolio Manager in the Fixed Income Beta Team at SSGA LTD. He joined SSGA LTD in 2013.

3)

The portfolio managers table beginning on page 168 of the Prospectus is revised in accordance with the new portfolio management team listed in item 2 above. In addition, the biographical information for Richard Jenkins is deleted and the following biographies for Mr. Camissar and Mr. Golcher are added beneath the portfolio managers table:

Jonathan Camissar is a Vice President and a Portfolio Manager within the Fixed Income Beta Team at SSGA LTD. He manages a range of portfolios with a focus on Emerging Markets Debt (EMD) and Credit. He joined SSGA LTD in 2014 in as a dedicated member of the Fixed Income Trading Team, where he was responsible for trading across all Fixed Income products for Active and Indexing Portfolios. Prior to joining SSGA LTD, Mr. Camissar built a career working for investment banks, including RBS and Goldman Sachs, and joins the team with a deep understanding of the International Debt Capital Markets. His main expertise and focus resides within EMD and equity-linked derivative products. Mr. Camissar graduated from Leeds Business School with a Bachelor of Arts degree (Hons) in Management in 2005 and is a holder of the Certificate in Investment Management (CISI).

Robert Golcher is a Vice President and the Head of Rates and Aggregates within the Fixed Income Beta Team at SSGA LTD. He joined SSGA LTD in 2013 after 11 years at the Bank of England, where he worked in a variety of roles associated with the management of the UK’s Foreign Exchange Reserves. In particular, Mr. Golcher worked on the team responsible for hedging the interest rate and currency risk of bonds held in the Reserves, before working on the team responsible for active management. He first joined SSGA LTD on the Active Global Fixed Income Team, before moving across to the Fixed Income Beta Team in 2015. Mr. Golcher holds a Bachelor of Science in Economics from the University of Nottingham and the Investment Management Certificate (IMC).

4)	The portfolio managers table beginning on page 42 of the SAI is revised in accordance with the new portfolio management team listed in item 2 above.

5)	The information regarding Richard Jenkins is deleted and the following is added to the “Other Accounts Managed as of June 30, 2018” table beginning on page 43 of the SAI:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Jonathan Camissar†, **	2	$0.81	4	$0.38	3	$0.41	$1.60
Robert Golcher†, **	7	$1.62	1	$2.75	8	$1.56	$5.92

†	Information provided for Mr. Camissar and Mr. Golcher is as of March 31, 2019.
*	There are no performance-based fees associated with these accounts.
**	As of March 31, 2019, neither Mr. Camissar nor Mr. Golcher beneficially owned shares of any Fund.

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